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                                                                    EXHIBIT 23.1







INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-79821, 333-70549, 333-43971, 333-37873, 333-17263, 33-57364, 333-4522 and
33-70852 and Post-Effective Amendment No. 1 to Registration Statement No. 33-78822 of Compuware Corporation on Forms S-8 of our reports dated April 29, 1999, appearing in this Annual Report on Form 10-K of Compuware Corporation for the year ended March 31, 1999.


DELOITTE & TOUCHE LLP
June 25, 1999
Detroit, Michigan